Exhibit 99.1

APPLIED MATERIALS ANNOUNCES FIRST QUARTER 2023 RESULTS

•Revenue $6.74 billion, up 7 percent year over year
•GAAP operating margin 29.2 percent and non-GAAP operating margin 29.5 percent, down 2.3 points and 2.2 points year over year, respectively
•GAAP EPS $2.02 and non-GAAP EPS $2.03, up 1 percent and 7 percent year over year, respectively
•Generated $2.27 billion in cash from operations

SANTA CLARA, Calif., Feb. 16, 2023 — Applied Materials, Inc. (NASDAQ: AMAT) today reported results for its first quarter ended Jan. 29, 2023.
First Quarter Results
Applied generated revenue of $6.74 billion. On a GAAP basis, the company achieved gross margin of 46.7 percent, operating income of $1.97 billion or 29.2 percent of net sales, and record earnings per share (EPS) of $2.02.
On a non-GAAP adjusted basis, the company reported gross margin of 46.8 percent, operating income of $1.99 billion or 29.5 percent of net sales, and EPS of $2.03.
The company generated $2.27 billion in cash from operations and returned $470 million to shareholders including $250 million in share repurchases and $220 million in dividends.
“While the economy and semiconductor industry are facing challenges in 2023, Applied Materials delivered strong first quarter results, and we believe Applied is well positioned to outperform our markets this year,” said Gary Dickerson, President and CEO. “Our resilience is underpinned by our strong positions with leading customers at key technology inflections, large backlog of differentiated products and growing service business.”

Applied Materials, Inc.

Results Summary

	Q1 FY2023	Q1 FY2022	Change
	(In millions, except per share amounts and percentages)
Net sales	$6,739	$6,271	7%
Gross margin	46.7%	47.2%	(0.5) points
Operating margin	29.2%	31.5%	(2.3) points
Net income	$1,717	$1,792	(4)%
Diluted earnings per share	$2.02	$2.00	1%
Non-GAAP Adjusted Results
Non-GAAP adjusted gross margin	46.8%	47.3%	(0.5) points
Non-GAAP adjusted operating margin	29.5%	31.7%	(2.2) points
Non-GAAP adjusted net income	$1,724	$1,696	2%
Non-GAAP adjusted diluted EPS	$2.03	$1.89	7%

A reconciliation of the GAAP and non-GAAP adjusted results is provided in the financial tables included in this release. See also “Use of Non-GAAP Adjusted Financial Measures” section.

Applied Materials, Inc.

Business Outlook
In the second quarter of fiscal 2023, Applied expects net sales to be approximately $6.40 billion, plus or minus $400 million, which includes ongoing supply chain challenges and a negative estimated impact of $250 million dollars related to a cybersecurity event recently announced by one of our suppliers. Non-GAAP adjusted diluted EPS is expected to be in the range of $1.66 to $2.02.
This outlook for non-GAAP adjusted diluted EPS excludes known charges related to completed acquisitions of $0.01 per share, includes the normalized tax benefit of share-based compensation of $0.01 per share and includes a net income tax benefit related to intra-entity intangible asset transfers of $0.02 per share, but does not reflect any items that are unknown at this time, such as any additional charges related to acquisitions or other non-operational or unusual items, as well as other tax related items, which we are not able to predict without unreasonable efforts due to their inherent uncertainty.
First Quarter Reportable Segment Information

Semiconductor Systems	Q1 FY2023	Q1 FY2022
	(In millions, except percentages)
Net sales	$5,162	$4,567
Foundry, logic and other	77%	60%
DRAM	13%	25%
Flash memory	10%	15%
Operating income	$1,917	$1,771
Operating margin	37.1%	38.8%
Non-GAAP Adjusted Results
Non-GAAP adjusted operating income	$1,926	$1,778
Non-GAAP adjusted operating margin	37.3%	38.9%

Applied Global Services	Q1 FY2023	Q1 FY2022
	(In millions, except percentages)
Net sales	$1,369	$1,320
Operating income	$383	$403
Operating margin	28.0%	30.5%
Non-GAAP Adjusted Results
Non-GAAP adjusted operating income	$383	$403
Non-GAAP adjusted operating margin	28.0%	30.5%

Display and Adjacent Markets	Q1 FY2023	Q1 FY2022
	(In millions, except percentages)
Net sales	$167	$366
Operating income	$8	$76
Operating margin	4.8%	20.8%
Non-GAAP Adjusted Results
Non-GAAP adjusted operating income	$8	$77
Non-GAAP adjusted operating margin	4.8%	21.0%

Applied Materials, Inc.

Use of Non-GAAP Adjusted Financial Measures

Applied provides investors with certain non-GAAP adjusted financial measures, which are adjusted for the impact of certain costs, expenses, gains and losses, including certain items related to mergers and acquisitions; restructuring and severance charges and any associated adjustments; impairments of assets; gain or loss on strategic investments; certain income tax items and other discrete adjustments. On a non-GAAP basis, the tax effect related to share-based compensation is recognized ratably over the fiscal year. Reconciliations of these non-GAAP measures to the most directly comparable financial measures calculated and presented in accordance with GAAP are provided in the financial tables included in this release.
Management uses these non-GAAP adjusted financial measures to evaluate the company’s operating and financial performance and for planning purposes, and as performance measures in its executive compensation program. Applied believes these measures enhance an overall understanding of its performance and investors’ ability to review the company’s business from the same perspective as the company’s management, and facilitate comparisons of this period’s results with prior periods on a consistent basis by excluding items that management does not believe are indicative of Applied's ongoing operating performance. There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles, may be different from non-GAAP financial measures used by other companies, and may exclude certain items that may have a material impact upon our reported financial results. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP.
Webcast Information
Applied Materials will discuss these results during an earnings call that begins at 1:30 p.m. Pacific Time today. A live webcast and related slide presentation will be available at www.appliedmaterials.com. A replay will be available on the website beginning at 5:00 p.m. Pacific Time today.

Applied Materials, Inc.

Forward-Looking Statements

This press release contains forward-looking statements, including those regarding anticipated growth and trends in our businesses and markets, industry outlooks and demand drivers, technology transitions, our business and financial performance and market share positions, our capital allocation and cash deployment strategies, our investment and growth strategies, our development of new products and technologies, our estimate of the impact on our second quarter of fiscal 2023 of a recent cybersecurity incident at one of our major suppliers, our business outlook for the second quarter of fiscal 2023 and beyond, and other statements that are not historical facts. These statements and their underlying assumptions are subject to risks and uncertainties and are not guarantees of future performance. Factors that could cause actual results to differ materially from those expressed or implied by such statements include, without limitation: the level of demand for our products, our ability to meet customer demand, and our suppliers' ability to meet our demand requirements; our ability to assess and mitigate the impact on our business of the recent cybersecurity incident at one of our major suppliers, and this supplier’s ability to recover its manufacturing and operations to meet our requirements; financial, legal and reputational risks, and the risk of loss of intellectual property, resulting from this or other cybersecurity incidents affecting us or our suppliers; global economic, political and industry conditions, including rising inflation and interest rates; the interpretation and implementation of new export regulations and license requirements, and their impact on our ability to export products and provide services to customers and on our results of operations; global trade issues and changes in trade and export license policies; our ability to obtain licenses or authorizations on a timely basis, if at all; transportation interruptions and logistics constraints; the effects of regional or global health epidemics, including the severity and duration of the ongoing COVID-19 pandemic and government imposed lockdowns and other measures taken in response; consumer demand for electronic products; the demand for semiconductors; customers’ technology and capacity requirements; the introduction of new and innovative technologies, and the timing of technology transitions; our ability to develop, deliver and support new products and technologies; the concentrated nature of our customer base; acquisitions, investments and divestitures; changes in income tax laws; our ability to expand our current markets, increase market share and develop new markets; market acceptance of existing and newly developed products; our ability to obtain and protect intellectual property rights in key technologies; our ability to achieve the objectives of operational and strategic initiatives, align our resources and cost structure with business conditions, and attract, motivate and retain key employees; the variability of operating expenses and results among products and segments, and our ability to accurately forecast future results, market conditions, customer requirements and business needs; our ability to ensure compliance with applicable law, rules and regulations; and other risks and uncertainties described in our SEC filings, including our recent Forms 10-K and 8-K. All forward-looking statements are based on management’s current estimates, projections and assumptions, and we assume no obligation to update them.

About Applied Materials

Applied Materials, Inc. (Nasdaq: AMAT) is the leader in materials engineering solutions used to produce virtually every new chip and advanced display in the world. Our expertise in modifying materials at atomic levels and on an industrial scale enables customers to transform possibilities into reality. At Applied Materials, our innovations make possible a better future. Learn more at www.appliedmaterials.com.

Contact:
Ricky Gradwohl (editorial/media) 408.235.4676
Michael Sullivan (financial community) 408.986.7977

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

	Three Months Ended
(In millions, except per share amounts)	January 29, 2023	January 30, 2022
Net sales	$6,739	$6,271
Cost of products sold	3,594	3,312
Gross profit	3,145	2,959
Operating expenses:
Research, development and engineering	771	654
Marketing and selling	197	167
General and administrative	207	166
Severance and related charges	—	(4)
Total operating expenses	1,175	983
Income from operations	1,970	1,976
Interest expense	59	57
Interest and other income, net	50	6
Income before income taxes	1,961	1,925
Provision for income taxes	244	133
Net income	$1,717	$1,792
Earnings per share:
Basic	$2.03	$2.02
Diluted	$2.02	$2.00
Weighted average number of shares:
Basic	845	889
Diluted	849	897

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED BALANCE SHEETS

(In millions)	January 29, 2023	October 30, 2022
ASSETS
Current assets:
Cash and cash equivalents	$3,547	$1,995
Short-term investments	500	586
Accounts receivable, net	5,385	6,068
Inventories	6,054	5,932
Other current assets	1,229	1,344
Total current assets	16,715	15,925
Long-term investments	2,088	1,980
Property, plant and equipment, net	2,494	2,307
Goodwill	3,718	3,700
Purchased technology and other intangible assets, net	332	339
Deferred income taxes and other assets	2,612	2,475
Total assets	$27,959	$26,726
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Short-term debt	$199	$—
Accounts payable and accrued expenses	3,969	4,237
Contract liabilities	3,082	3,142
Total current liabilities	7,250	7,379
Long-term debt	5,458	5,457
Income taxes payable	975	964
Other liabilities	856	732
Total liabilities	14,539	14,532
Total stockholders’ equity	13,420	12,194
Total liabilities and stockholders’ equity	$27,959	$26,726

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS

(In millions)	Three Months Ended
	January 29, 2023	January 30, 2022
Cash flows from operating activities:
Net income	$1,717	$1,792
Adjustments required to reconcile net income to cash provided by operating activities:
Depreciation and amortization	120	102
Severance and related charges	—	(4)
Share-based compensation	148	118
Deferred income taxes	(21)	1
Other	7	16
Net change in operating assets and liabilities	299	633
Cash provided by operating activities	2,270	2,658
Cash flows from investing activities:
Capital expenditures	(287)	(144)
Cash paid for acquisitions, net of cash acquired	(20)	—
Proceeds from sales and maturities of investments	414	318
Purchases of investments	(406)	(312)
Cash used in investing activities	(299)	(138)
Cash flows from financing activities:
Proceeds from commercial paper	298	—
Repayments of commercial paper	(100)	—
Common stock repurchases	(250)	(1,803)
Tax withholding payments for vested equity awards	(136)	(235)
Payments of dividends to stockholders	(220)	(214)
Repayments of principal on finance leases	(10)	—
Cash used in financing activities	(418)	(2,252)
Increase in cash, cash equivalents and restricted cash equivalents	1,553	268
Cash, cash equivalents and restricted cash equivalents—beginning of period	2,100	5,101
Cash, cash equivalents and restricted cash equivalents — end of period	$3,653	$5,369

Reconciliation of cash, cash equivalents, and restricted cash equivalents
Cash and cash equivalents	$3,547	$5,264
Restricted cash equivalents included in deferred income taxes and other assets	106	105
Total cash, cash equivalents, and restricted cash equivalents	$3,653	$5,369

Supplemental cash flow information:
Cash payments for income taxes	$69	$80
Cash refunds from income taxes	$4	$123
Cash payments for interest	$34	$34

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED SUPPLEMENTAL INFORMATION

Corporate and Other

(In millions)	Q1 FY2023	Q1 FY2022
Unallocated net sales	$41	$18
Unallocated cost of products sold and expenses	(231)	(178)
Share-based compensation	(148)	(118)
Severance and related charges	—	4
Total	$(338)	$(274)

Additional Information

	Q1 FY2023	Q1 FY2022
Net Sales by Geography (In millions)
United States	$1,051	$847
% of Total	16%	14%
Europe	$573	$281
% of Total	8%	4%
Japan	$456	$561
% of Total	7%	9%
Korea	$1,293	$1,121
% of Total	19%	18%
Taiwan	$1,968	$1,249
% of Total	29%	20%
Southeast Asia	$253	$225
% of Total	4%	3%
China	$1,145	$1,987
% of Total	17%	32%

Employees (In thousands)
Regular Full Time	33.9	28.5

Applied Materials, Inc.

 APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended
(In millions, except percentages)	January 29, 2023	January 30, 2022
Non-GAAP Adjusted Gross Profit
Reported gross profit - GAAP basis	$3,145	$2,959
Certain items associated with acquisitions[1]	7	6
Non-GAAP adjusted gross profit	$3,152	$2,965
Non-GAAP adjusted gross margin	46.8%	47.3%
Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$1,970	$1,976
Certain items associated with acquisitions[1]	11	9
Acquisition integration and deal costs	6	4
Severance and related charges[2]	—	(4)
Non-GAAP adjusted operating income	$1,987	$1,985
Non-GAAP adjusted operating margin	29.5%	31.7%
Non-GAAP Adjusted Net Income
Reported net income - GAAP basis	$1,717	$1,792
Certain items associated with acquisitions[1]	11	9
Acquisition integration and deal costs	6	4
Severance and related charges[2]	—	(4)
Realized loss (gain) on strategic investments, net	(4)	2
Unrealized loss (gain) on strategic investments, net	(4)	(5)
Income tax effect of share-based compensation[3]	(14)	(58)
Income tax effects related to intra-entity intangible asset transfers	17	18
Resolution of prior years’ income tax filings and other tax items	(5)	(62)
Non-GAAP adjusted net income	$1,724	$1,696

1	These items are incremental charges attributable to completed acquisitions, consisting of amortization of purchased intangible assets.

2	The severance and related charges primarily related to a one-time voluntary retirement program offered to certain eligible employees.

3	GAAP basis tax benefit related to share-based compensation is recognized ratably over the fiscal year on a non-GAAP basis.

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended
(In millions, except per share amounts)	January 29, 2023	January 30, 2022
Non-GAAP Adjusted Earnings Per Diluted Share
Reported earnings per diluted share - GAAP basis	$2.02	$2.00
Certain items associated with acquisitions	0.01	0.01
Acquisition integration and deal costs	0.01	—
Unrealized loss (gain) on strategic investments, net	—	(0.01)
Income tax effect of share-based compensation	(0.02)	(0.06)
Income tax effects related to intra-entity intangible asset transfers	0.02	0.02
Resolution of prior years’ income tax filings and other tax items	(0.01)	(0.07)
Non-GAAP adjusted earnings per diluted share	$2.03	$1.89
Weighted average number of diluted shares	849	897

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended
(In millions, except percentages)	January 29, 2023	January 30, 2022
Semiconductor Systems Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$1,917	$1,771
Certain items associated with acquisitions[1]	9	7
Non-GAAP adjusted operating income	$1,926	$1,778
Non-GAAP adjusted operating margin	37.3%	38.9%
AGS Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$383	$403
Non-GAAP adjusted operating income	$383	$403
Non-GAAP adjusted operating margin	28.0%	30.5%
Display and Adjacent Markets Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$8	$76
Certain items associated with acquisitions[1]	—	1
Non-GAAP adjusted operating income	$8	$77
Non-GAAP adjusted operating margin	4.8%	21.0%

1	These items are incremental charges attributable to completed acquisitions, consisting of amortization of purchased intangible assets.

Note: The reconciliation of GAAP and non-GAAP adjusted segment results above does not include certain revenues, costs of products sold and operating expenses that are reported within corporate and other and included in consolidated operating income.

Applied Materials, Inc.

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED EFFECTIVE INCOME TAX RATE

Three Months Ended
(In millions, except percentages)	January 29, 2023

Provision for income taxes - GAAP basis (a)	$244
Income tax effect of share-based compensation	14
Income tax effects related to intra-entity intangible asset transfers	(17)
Resolutions of prior years’ income tax filings and other tax items	5
Non-GAAP adjusted provision for income taxes (b)	$246

Income before income taxes - GAAP basis (c)	$1,961
Certain items associated with acquisitions	11
Acquisition integration and deal costs	6
Realized loss (gain) on strategic investments, net	(4)
Unrealized loss (gain) on strategic investments, net	(4)
Non-GAAP adjusted income before income taxes (d)	$1,970

Effective income tax rate - GAAP basis (a/c)	12.4%

Non-GAAP adjusted effective income tax rate (b/d)	12.5%